UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             October 23, 2001
                                                           ---------------------


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

              Delaware                                 1-10105                              51-0310173
-------------------------------------------------------------------------------------------------------------------
   (State or Other Jurisdiction of                   (Commission                         (I.R.S. Employer
   Incorporation or Organization)                   File Number)                      Identification Number)

        One Rollins Plaza, Wilmington, Delaware                                                19803
-------------------------------------------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700
                                                               -----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

     Matlack Systems, Inc., a Delaware corporation (the "Company"), is filing herewith the Monthly Operating Report for the period from August 1, 2001 to August 31, 2001, which the Company has filed with the United States Bankruptcy Court for the District of Delaware, in connection with the ongoing proceeding under Chapter 11 of the United States Bankruptcy Code involving the Company and all of its wholly owned subsidiaries, Case No. 01-1114 (MFW).

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c)  Exhibits:

          99(e) Monthly Operating Report for the period from August 1, 2001 to August 31, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATLACK SYSTEMS, INC.


Dated:   October 30, 2001                   By:/s/ Patrick J. Bagley
                                              ----------------------------------
                                              Patrick J. Bagley
                                              Vice President-Finance & Treasurer

                                  EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------
99(e) Monthly Operating Report for the period from August 1, 2001 to August 31, 2001.

Exhibit 99 (e)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                            Reporting Period:  August 1, 2001 to August 31, 2001


                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month


                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No
   Cash disbursements journals                                                                No
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 2
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           No            Note 3
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes


 I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





--------------------------------                          ----------------------
 Signature of Debtor                                                   Date




--------------------------------                          ----------------------
 Signature of Joint Debtor                                             Date


 /s/ Patrick J. Bagley                                          October 22, 2001
--------------------------------                          ----------------------
 Signature of Authorized Individual*                                   Date



 Patrick J. Bagley                                Chief Financial Officer
 -------------------------------                  ------------------------------
 Printed Name of Authorized Individual            Title of Authorized Individual




Note 1: Detailed bank reconciliations available upon request.
Note 2: Tax returns relating to the Post-Petition available upon request.
Note 3: Aged accounts receivable listing available upon request.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                            Reporting Period:  August 1, 2001 to August 31, 2001

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                                  BANK ACCOUNTS                  For the Current Period
                                                                            From Aug. 1, 2001 to Aug.
                                                                            31, 2001
                                            OPERATING     PAYROLL & TAX        Actual        Projected
                                                (Note 1)
Cash Receipts
    Collection of Accounts Receivable     $   7,345,581                     $   7,345,581  $   8,042,600

    Other                                       696,634                           696,634        536,000
                                          -------------- ---------------    -------------- ---------------
    Total Cash Receipts                       8,042,215              0          8,042,215      8,578,600
                                          -------------- ---------------    -------------- ---------------
                                                                                                   -
Cash Disbursements

    Total Payroll                               138,174      2,843,797          2,981,971      2,900,000

    Leased Operators                            583,439                           583,439        515,200

    Operating Expenses

        Fuel                                     38,212                            38,212        351,000

        Occupancy costs                         274,224                           274,224        232,500

        Equipment Costs                         309,219                           309,219        544,800

        Insurance                               786,076                           786,076        785,000

        Other Operating Expenses              1,018,808                         1,018,808      1,424,200
                                          -------------- ---------------    -------------- ---------------

    Total Operating Expenses                  2,426,539           -             2,426,539      3,337,500

    Deposits with Key Vendors                     -                                 -              -

    CAPEX - Equipment Refurbishment               -                                 -              -

    Deferred Rental and Leasing Costs             -                                 -              -

    Restructuring Costs                         779,761                           779,761      1,093,200

    Remittance of Equipment Sales               634,710                           634,710
    Proceeds to Secured Lender

  Inter - Account Transfer                    2,843,797     (2,843,797)

                                          -------------- ---------------    -------------- ---------------
    Total Disbursements                       7,406,420          -              7,406,420      7,845,900
                                          -------------- ---------------    -------------- ---------------

Net Cash Flow/Requirements                      635,795          -                635,795        732,700

    Opening Cash                              4,484,915          -              4,484,915     (3,592,398)
                                          -------------- ---------------    -------------- ---------------

   Closing Cash                           $   5,120,710  $       -           $  5,120,710  $  (2,859,698)

                                          ============== ===============    ============== ===============

    Cumulative Since Filing

    Actual      Projected


 $ 51,678,154  $ 51,678,000

    1,012,433       843,000
 ------------ -------------
   52,690,587    52,521,000
 ------------ -------------
                      -


   21,004,318    21,358,200

    4,780,583     4,865,000



    4,262,891     5,037,000

    1,442,101     1,643,100

    1,762,618     2,220,800

    5,148,612     5,696,800

    7,614,068     9,831,998
 ------------ -------------

   20,230,290    24,429,698

       41,148       150,000

       13,050       399,200

       63,789     1,414,000


    1,476,671     4,081,600

      875,711         -




 ------------ -------------
   48,485,560    56,697,698
 ------------ -------------

    4,205,027    (4,176,698)

      915,683     1,317,000
 ------------ --------------

 $  5,120,710 $  (2,859,698)

 ============ ==============


                     THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
                                                                                          Q1                  Q2               Q3
                                                                                          --                  --               --
TOTAL DISBURSEMENTS                                                             $    150,000     $    31,512,851  $    16,822,709
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                               0                   0                0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                  (i.e. from escrow accounts)                                              0                   0                0
                                                                                ------------     ---------------  ---------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                 $    150,000     $    31,512,851   $   16,822,709
                                                                                ============     ===============  ===============


Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                            Reporting Period:  August 1, 2001 to August 31, 2001


                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.



                                                                                       Expressed in
                          Expressed in USD                                                  USD
                             Converted @                                                Converted @
                               1:1.51                                                    1:1.1.51
              --------------------------------------------------------------------------------------
                   1              2               3             4             5              6
               Operating      Operating                                                  Operating
                (Mellon    (Mellon Canada     Operating     Operating     Operating    (Bank of Nova
               Lockbox)       Lockbox)       (Mellon DE)  (First Union)   (Mellon)        Scotia)
               #145-2480     #01-600052      #8016-376-9  #2000032632253  #0090907       #00820-15
                Note 1         Note 2          Note 3        Note 4        Note 5         Note 6
              --------------------------------------------------------------------------------------
BALANCE PER    $4,314,229      $43,413          $294,535     $10,944     ($977,219)     ($62,368)
BOOKS
----------------------------------------------------------------------------------------------------

BANK BALANCE   $4,316,492      $25,624        $1,156,854     $10,956            $0       $16,410
(+) DEPOSITS           $0           $0                $0          $0            $0            $0
IN TRANSIT
(-)
OUTSTANDING     ($378,547)          $0                $0          $0            $0      ($27,079)
CHECKS
OTHER                  $0           $0                $0          $0            $0            $0
              --------------------------------------------------------------------------------------
ADJUSTED       $3,937,945      $25,624        $1,156,854     $10,956            $0      ($10,669)
BANK BALANCE*
              --------------------------------------------------------------------------------------
*Adjusted
bank balance
must equal
  balance
per books
(see Note 11)
DEPOSITS IN          None          None            None        None          None           None
TRANSIT
CHECKS                Yes          None            None        None          None            Yes
OUTSTANDING

--------------------------------------------------------------------------------
      7           8          9          10          11         12
                             Tax       Tax         Tax      Matlack
   Payroll     Payroll   Prefunding Prefunding  Prefunding    Inc.
   (Mellon)   (Mellon)     Mellon     Mellon      Mellon    Working
  #119-8127   #021-8376  #021-81812  #021-8309  #021-8931    Funds
    Note 7     Note 8      Note 9     Note 9      Note 9    Note 10  Grand Total
--------------------------------------------------------------------------------
   $668,172         $0       $202         $0          $0    $56,988  $4,348,896

--------------------------------------------------------------------------------

   $210,288    $18,266          0                     $0         $0  $5,754,890
                                                                             $0


  ($210,288)  ($18,266)                                               ($634,180)

                                                                             $0
--------------------------------------------------------------------------------
         $0         $0         $0         $0          $0         $0  $5,120,710

--------------------------------------------------------------------------------
                                                                       (NOTE 11)





        None       None       None       None       None       None

         ALL        ALL       None       None       None       None



OTHER


Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 2: This account is used primarily for collection of cash receipts on Canadian trade receivables. Proceeds received in this account are transferred on a regular basis to the Bank of Nova Scotia account.
Note 3: This account is used for cash receipts unrelated to trade receivables.
Note 4: This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 7: This account is the payroll check disbursement account. A detailed listing of outstanding checks cannot be provided to respect the confidentiality of the payees.
Note 8: This account is used to pay salaries by direct deposit.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.
Note 11: The Adjusted Bank Balance represents the Bank balance net of Post-Petition checks in circulation. The Balance per Book represents the bank balance net of Pre- & Post-Petition checks in circulation (Pre-Petition checks have not yet been voided.)

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                            Reporting Period:  August 1, 2001 to August 31, 2001


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                   Current                 Cumulative
                                                                    Month                Filing to Date
       REVENUES
       Revenue (Net)                                                   $2,194,463               $38,451,945
                                                           ------------------------- ------------------------
       OPERATING EXPENSES
           Owned Compensation                                             167,353                 9,379,318
           Leased Operator Compensation                                   358,530                 5,017,622
           Fuel Expense                                                   289,760                 3,026,241
           Misc. Direct Costs                                             390,779                 3,656,006
           Cleaning Expenses                                              329,512                 4,251,124
           Mechanics Compensation                                          35,260                 1,226,017
           Misc. Maintenance Expense                                      111,966                 1,623,471
           Equipment Costs                                              1,065,713                 6,481,880
           Terminal Expenses                                            1,016,627                 5,590,553
                                                           ------------------------- ------------------------
                TOTAL OPERATING EXPENSES                                3,765,500                40,252,232
                                                           ------------------------- ------------------------

       GROSS PROFIT / (LOSS)                                           (1,571,037)               (1,800,287)
                                                           ------------------------- ------------------------

       G&A EXPENSES                                                     1,212,387                 6,808,715
                                                           ------------------------- ------------------------

       OPERATING PROFIT / (LOSS)                                       (2,783,424)               (8,609,002)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                                (362,515)                 (306,858)
           Other Income/Deductions                                              0                    (8,738)
                                                           ------------------------- ------------------------
                TOTAL OTHER INCOME/EXPENSES                              (362,515)                 (315,596)
                                                           ------------------------- ------------------------

       PROFIT / (LOSS)                                                ($2,420,909)              ($8,293,406)

                                                           ------------------------- ------------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                  Reporting Period:  May 1, 2001 to May 31, 2001


                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Revenue
   Owned Linehaul Revenue                                                      563,259               20,035,706
   Owned Accessorial Revenue                                                   438,041                4,477,068
   Leased Linehaul Revenue                                                     702,702                6,865,934
   Leased Accessorial Revenue                                                   38,338                  774,372
   Cleaning Revenue                                                            134,893                4,970,227
   Other Operating Revenue                                                     228,867                   18,454
   X-Rail Revenue                                                               85,335                  986,185
   Maintenance Revenue                                                           3,028                  323,999
                                                                  ------------------------ ----------------------
                                                                             2,194,463               38,451,945
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                           (15,832)               3,095,876
   Driver Overtime Pay                                                            (338)                  34,120
   Contractual Pay Mile                                                         (3,374)               3,524,895
   Fringe Benefits                                                             186,897                2,724,427
                                                                  ------------------------ ----------------------
                                                                               167,353                9,379,318
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                        194,369                4,934,861
   Purchased Transportation                                                    164,161                   82,761
                                                                  ------------------------ ----------------------
                                                                               358,530                5,017,622
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                                50,278                1,141,868
   Fuel Outside                                                                233,348                1,843,382
   Fuel Taxes                                                                    6,134                    2,365
   Oil and Oil Tax                                                                   0                   38,626
                                                                  ------------------------ ----------------------
                                                                               289,760                3,026,241
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                           15,765                  203,219
   Utility Fringe Benefits                                                         435                    7,902
   Tire                                                                            611                  401,092
   Hose                                                                          2,488                  161,747
   Meals                                                                        16,216                  226,285
   Lay Over                                                                     52,876                  605,181
   Tolls                                                                        14,163                  207,569
   Fines                                                                           911                   13,457
   Mileage Taxes                                                                10,000                  112,494
   Insurance                                                                   277,314                1,717,060
                                                                  ------------------------ ----------------------
                                                                               390,779                3,656,006
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                 43,839                1,030,695
   Overtime Pay                                                                 (1,450)                  42,260
   Fringe Benefits                                                              41,909                  635,871
   Cleaning Supplies                                                            47,229                  695,644
   Waste Treatment                                                             126,756                  903,367
   Outside Contractors                                                          71,229                  844,010
   Net Cleaning Interbranch                                                          0                   (1,285)
   Environmental                                                                     0                  100,562
                                                                  ------------------------ ----------------------
                                                                               359,512                4,251,124
                                                                  ------------------------ ----------------------
Mechanics Compensation
   Mechanics Pay                                                                15,344                  768,699
   Overtime Pay                                                                 (1,982)                  53,824
   Fringe Benefits                                                              21,917                  403,745
   Net Mechanics Interbranch                                                       (19)                     (19)
                                                                  ------------------------ ----------------------
                                                                                35,260                1,226,249
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                  Reporting Period:  May 1, 2001 to May 31, 2001

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Misc Maintenance Expense
   Parts Expense                                                                21,785                  606,726
   Outside Repairs                                                              59,646                  771,191
   Tire Repair                                                                  20,351                  105,924
   Shop Expense                                                                 10,184                  139,630
                                                                  ------------------------ ----------------------
                                                                               111,969                1,623,471
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                         10,058                   57,174
   Tractor Rent                                                                276,646                2,397,430
   Trailer Depreciation                                                        194,501                1,017,044
   Trailer Rent                                                                      0                   88,032
   License                                                                     183,399                  795,292
   Permit                                                                       15,210                   83,192
   Interest                                                                    387,899                2,042,466

                                                                  ------------------------ ----------------------
                                                                             1,065,713                6,480,630
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                    272,162                1,269,843
   Utilities                                                                    92,190                  809,643
   Communication Equipment                                                         946                  101,824
   Communication Usage                                                         138,847                  587,946
   Facility Maintenance                                                         26,993                  291,863
   Facility Occupancy                                                          277,509                1,230,647
   Transportation General                                                      207,980                1,298,787
                                                                  ------------------------ ----------------------
                                                                             1,016,627                5,590,553
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                            639,156                2,954,864
   Fringe Benefits                                                              47,893                  107,226
   Communications Basic                                                          9,724                   73,565
   Communication Services                                                            0                    2,938
   Facilities - Rents                                                           41,316                  293,026
   General Office Supplies                                                         315                   23,528
   IBM Supplies                                                                      0                    4,147
   Conventions & Seminars                                                            0                   14,322
   Postage                                                                       6,297                   79,280
   Travel & Other                                                                2,963                  168,732
   Outside Services                                                             38,568                1,945,353
   Computer Software                                                             4,789                   35,794
   General & Admin                                                               3,585                  188,568
   Marketing Promotions                                                              0                    4,575
   Legal                                                                       140,642                  175,058
   Insurance                                                                   209,617                  266,173
   Dues & Contributions                                                              0                      361
   Depreciation                                                                 23,639                  118,339
   Depreciation - Leasehold                                                      8,148                   40,740
   Computer Equipment Rent                                                      35,081                  309,004
   Other Expense/Terminal Exp.                                                     654                    3,122

                                                                  ------------------------ ----------------------
                                                                             1,212,387                6,808,715
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                            Reporting Period:  August 1, 2001 to August 31, 2001

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                            BOOK VALUE AT END OF              BOOK VALUE ON
ASSETS                                                     CURRENT REPORTING MONTH            PETITION DATE

CURRENT ASSETS
   Cash                                                                 $4,348,896                       $389,571
   Restricted Cash                                                       1,590,711
   Accounts Receivable (Net)                                             7,781,341                     18,045,306
   Inventories                                                           3,026,125                      3,639,142
   Prepaid Expenses                                                        741,720                      2,108,548
                                                        ------------------------------ -----------------------------
         TOTAL CURRENT ASSETS                                           17,488,793                     24,182,567
                                                        ------------------------------ -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                             78,726,192                     98,199,269
   Less:  Accumulated Depreciation (Revenue)                           (59,952,481)                   (75,767,277)
   Other Property & Equipment - Cost                                    71,812,517                     72,633,319
   Less:  Accumulated Depreciation (Other)                             (41,591,609)                   (41,326,073)
                                                        ------------------------------ -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                     48,994,619                     53,739,238
                                                        ------------------------------ -----------------------------
OTHER ASSETS
   Goodwill                                                                664,243                        744,016
   Other Assets                                                            937,839                        937,839
                                                        ------------------------------ -----------------------------
         TOTAL OTHER ASSETS                                              1,602,082                      1,681,855
                                                        ------------------------------ -----------------------------

TOTAL ASSETS                                                           $68,085,494                    $79,603,660
                                                        ------------------------------ -----------------------------


                                                            BOOK VALUE AT END OF              BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                               CURRENT REPORTING MONTH            PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
   Accounts Payable                                                      3,143,348
   Accrued Wages & Benefits                                                754,727
   Accrued Interest                                                      2,042,466
   Accrued Professional Fees (Note 1)                                    1,153,331
   Accrued Taxes (refer to FORM MOR-4)                                     (10,460)
   Accrued Insurance, Environmental & Other                             (1,140,951)
   Amounts Due to Insiders (Note 1)
                                                        ------------------------------ -----------------------------
         TOTAL POSTPETITION LIABILITIES                                  5,942,461                              0
                                                        ------------------------------ -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                         46,234,256                     46,234,256
   Priority Debt                                                         1,095,512                      9,330,355
   Unsecured Debt                                                       32,193,266                     33,125,644
                                                        ------------------------------ -----------------------------
         TOTAL PRE-PETITION LIABILITIES                                 79,523,034                     88,690,255
                                                        ------------------------------ -----------------------------

                                                        ------------------------------ -----------------------------
   TOTAL LIABILITIES                                                    85,465,495                     88,690,255
                                                        ------------------------------ -----------------------------
OWNER EQUITY
   Capital Stock                                                         8,814,434                      8,814,434
   Capital Surplus                                                      10,619,341                     10,619,341
   Retained Earnings - Pre-Petition                                    (28,520,370)                   (28,520,370)
   Retained Earnings - Post-Petition                                    (8,293,406)
   Post-Petition Contributions (Distributions) (Draws)
(attach schedule)
                                                      ------------------------------- ------------------------------
   NET OWNER EQUITY                                                    (17,380,001)                    (9,086,595)
                                                      ------------------------------- ------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY                                   $68,085,494                    $79,603,660
                                                      ------------------------------- ------------------------------

Note 1: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                            Reporting Period:  August 1, 2001 to August 31, 2001



                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
Federal
Withholding                                45,160      334,136      379,296      Various        EFT               0
FICA - Employee                            28,608      176,072      204,680      Various        EFT               0
FICA - Employer                            28,372      176,076      204,448      Various        EFT             416
Unemployment                                  443          503          530                                       0
Other                                           0            0            0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                   102,583      686,787      788,954                                     416
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                29,244       75,000       60,000      Various        EFT          44,244
Sales                                      75,771       14,000       11,507      Various                     78,264
Income                                          0            0            0                                       0
Unemployment                                9,662          643       16,731                                  -6,426
Real & Personal Property                  302,010       20,320       18,551      Various                    303,779
Other                                     406,387       26,113       23,805      Various                    408,695
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                 823,074      136,076      130,594                                 828,556
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                               925,657      822,863      919,548                                 828,972
                                        ------------ ------------ ------------ ------------ ------------- ------------


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                     3,143,348            0                               3,143,348
Accrued Wages & Benefits                               754,727                                              754,727
Accrued Interest                                     2,042,466                                            2,042,466
Accrued Professional Fees                            1,153,331                                            1,153,331
Accrued Taxes (refer to FORM MOR-4)                    (10,460)                                             (10,460)
Accrued Insurance, Environmental &                  (1,140,951)                                          (1,140,951)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Post-Petition Debts                            5,942,461            0            0            0     5,942,461
                                        ------------ ------------ ------------ ------------ ------------- ------------


Explain how and when the Debtor intends to pay any past-due post-petition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                            Reporting Period:  August 1, 2001 to August 31, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


 Accounts Receivable Reconciliation                                                     Amount
 Total Accounts Receivable at the beginning of the reporting period                 $9,775,477
 + Amounts billed during the period                                                  2,220,877            (Note 1)
 - Amounts collected during the period                                              (8,042,215)
 - Bad Debt and other write-offs                                                      (825,218)
 + Change in Reserve                                                                   657,000
 - Other during the period                                                           ($426,507)
                                                                                     ---------
 Total Accounts Receivable at the end of the reporting period                       $3,359,414
                                                                                    ==========

 Accounts Receivable Aging                                                              Amount
 0 - 30 days old                                                                     2,377,669
 31 - 60 days old                                                                    2,011,672
 61 - 90 days old                                                                      885,307
 91 + days old                                                                       1,334,766
 --                                                                                  ---------
                                                                                     6,609,414
 Foreign exchange, Revenue Recognition, Sales Accrual Adjustments &
 Write-offs                                                                                  0
 Amount considered uncollectible (Bad Debt)                                         (3,250,000)
                                                                                    ----------
 Accounts Receivable (Net)                                                           3,359,414
                                                                                     =========

                              DEBTOR QUESTIONNAIRE
 Must be completed each month                                                Yes            No
 1.   Have any assets been sold or transferred outside the normal course                     X
      of business this reporting period?  If yes, provide an explanation below.
 2    Have any funds been disbursed from any account other than a debtor                     X
      in possession account this reporting period?  If yes, provide an explanation below.
 3.   Have all postpetition tax returns been timely filed?  If no,             X
      provide an explanation below.
 4.   Are workers compensation, general liability and other necessary          X
      insurance coverages in effect?  If no, provide an explanation below.



Note 1: This amount differs from the Revenue reported on MOR-2 due to the sales tax and foreign exchange posted to the G/L.